SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
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[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                          Gum Tech International, Inc.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ] Fee paid previously with preliminary materials:

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    Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                          GUM TECH INTERNATIONAL, INC.
                            2375 East Camelback Road
                             Phoenix, Arizona 85016
                                 (602) 387-5353

                       ----------------------------------
                           NOTICE AND PROXY STATEMENT
                       For Annual Meeting of Shareholders
                         To Be Held on November 13, 2001
                       ----------------------------------

To the Holders of Our Common Stock:

     The annual meeting of shareholders (the "Annual Meeting") of Gum Tech International, Inc. will be held at The Ritz-Carlton Phoenix Hotel, 2401 East Camelback Road, Phoenix, Arizona, on November 13, 2001 at 10:00 AM, local time, to consider and act upon the following proposals:

     1. To elect six directors to Gum Tech's Board of Directors to serve for the next year or until their successors are elected; and

     2. To adopt the Gum Tech International, Inc. 2001 Employee Stock Incentive Plan; and

     3. To transact such other business as may properly come before the Annual Meeting. Management is presently aware of no other business to be considered at the Annual Meeting.

     The Board of Directors has fixed the close of business on October 5, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of our common stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of our 2000 Annual Report to Shareholders which includes our financial statements was mailed with this Notice and Proxy Statement on or about October 19, 2001 to all shareholders of record as of the record date. We cordially invite you to attend the Annual Meeting.

     Your attention is directed to the attached Proxy Statement.

                                        By Order of the Board of Directors,


                                        William J. Hemelt
                                        Secretary

Phoenix, Arizona
October 16, 2001

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

Shareholders are earnestly requested to DATE, SIGN and MAIL the enclosed proxy. A postage paid envelope is provided for mailing.
--------------------------------------------------------------------------------

                          GUM TECH INTERNATIONAL, INC.

                       2375 East Camelback Road, Suite 500
                             Phoenix, Arizona 85016
                                 (602) 387-5353

                                 PROXY STATEMENT

     Proxies in the form enclosed are solicited by the Board of Directors of Gum Tech International, Inc., a Utah corporation ("Gum Tech" or the "Company"), for use at our 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held on November 13, 2001. The proxy materials were mailed on or about October 19, 2001 to record holders of our common stock as of the close of business on October 5, 2001 (the "Record Date").

VOTING SECURITIES OUTSTANDING AND ENTITLED TO VOTE

     Shareholders of record on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 9,432,251 outstanding shares of our common stock. Each shareholder of record on the Record Date is entitled to one vote per share held by such shareholder on each matter of business to be considered at the Annual Meeting. A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, will constitute a quorum.

     All shares entitled to vote at the Annual Meeting that are represented by properly executed proxies received by the Company pursuant to this solicitation will be voted in accordance with the directions of each shareholder specified on that shareholder's proxy card. If no directions have been specified by marking the appropriate spaces on the accompanying proxy card, the shares represented by such proxy will be voted in accordance with the recommendation of the Board of Directors, which is (a) FOR the election of the slate of directors referred to in this Proxy Statement, and (b) FOR the proposal to adopt the Gum Tech International, Inc. 2001 Employee Stock Incentive Plan.

     The affirmative vote of a majority of a quorum of shareholders is required for approval of all items being submitted to the shareholders for their consideration at the Annual Meeting except for the election of directors, which is determined by a simple plurality of the votes cast. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. Abstentions are counted as voted and broker non-votes are counted as unvoted for determining the approval of any matter submitted to the shareholders for a vote. A broker non-vote occurs where a shareholder's shares are held in "street" form through a broker or similar market intermediary rather than in the shareholder's own name. In this situation, the broker may vote the shares on some "routine" matters, including the election of directors, but will be unable to vote the shares on "non-routine" matters if it does not have the authority from the beneficial shareholder to do so. Accordingly, abstentions have the effect of negative votes and broker non-votes have no effect.

REVOCATION OF PROXIES

     Should you submit the enclosed proxy, you have the power to revoke it at any time before it is exercised by either: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to the Secretary of the Company at 2375 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

SOLICITING PROXIES

     We will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others who forward proxy materials to beneficial owners of stock. Our solicitation will be by mail, except for any incidental personal solicitation made by our directors, officers and employees, who will receive no additional compensation for such solicitations.

     The information contained in this Proxy Statement should be reviewed in conjunction with the financial statements, notes to financial statements, independent auditors' reports and other information included in our 2000 Annual Report to shareholders that was mailed with this Proxy Statement to all shareholders of record on the Record Date.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, we will seek the election of Edward E. Faber, William C. Egan, Carl J. Johnson, Edward J. Walsh, William A. Yuan, and Michael
A. Zeher, as directors, each to hold office until our next annual meeting of shareholders or until his successor is elected and qualified. Cumulative voting is not permitted for the election of directors. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as our Board of Directors may recommend.

     For information regarding the nominees proposed for election at the Annual Meeting, see "Information Concerning Directors, Nominees and Executive Officers" in the following section.

REQUIRED VOTE

     The six nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EDWARD E. FABER, WILLIAM C. EGAN, CARL J. JOHNSON, EDWARD J. WALSH, WILLIAM A. YUAN, AND MICHAEL A. ZEHER.

                             INFORMATION CONCERNING
                   DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

     The following sets forth certain information with respect to Directors, nominees to the Board of Directors, and executive officers of the Company.

      NAME              AGE     POSITION WITH COMPANY AND TENURE
      ----              ---     --------------------------------
Edward E. Faber          68     Director  since  2000;  Chairman of the Board of
                                Directors since 2001
William C. Egan          56     Director since 2001
Carl J. Johnson          52     President and Chief Executive Officer;  Director
                                since 2001
Edward J. Walsh          69     Director since 2000
William A. Yuan          40     Director since 1998
Michael A. Zeher         54     Director since 2000
William J. Hemelt        47     Executive Vice President, Operations since 2001;
                                Chief Financial Officer and Treasurer since 1998
                                (Principal Financial Officer)

     EDWARD E. FABER was elected to the Board of Directors in September 2000 and was named Chairman of the Board in April 2001. Retired from active management, Mr. Faber currently serves as Vice Chairman for Cotelligent Inc. (a NYSE company) and on the boards of Phoenix Leasing Inc., and OBCTV.com. Previously, Mr. Faber was President and Chief Executive Officer of SuperCuts, Inc., where he was responsible for organizing and executing a successful initial public stock offering for the company. Mr. Faber has over 30 years of experience building and managing high-technology growth companies, including being the founding
President of Computerland Corporation where he led the development of the largest computer retailing company in the world and moved on to become Chairman and Chief Executive officer of Dataphaz, Computerland's largest franchise operator. Mr. Faber graduated from Cornell University with a degree in Industrial and Labor Relations.

     WILLIAM C. EGAN was elected to the Board of Directors in August 2001. Retired from active management, Mr. Egan currently serves as Chairman of the Board of Directors of the Cosmetic, Toiletry and Fragrance Association. He is also a Board member of the J. L. Kellogg Graduate School of Management, the Princeton Medical Center and Westminster School. Mr. Egan was employed with Johnson & Johnson for over 14 years where he most recently held the position of Executive Vice President of Global Skin Care. Additional positions with Johnson & Johnson included President of Baby Products and Chairman of Windsor Minerals,

Inc. (a division of Johnson & Johnson). Additional employment included President of Arm & Hammer Consumer Products (a division of Church & Dwight Co., Inc.) and Group Product Director, Tylenol Products for the McNeil Consumer Products Company. Mr. Egan graduated from Trinity College and received a Master of Business Administration from the Northwestern University, J. L. Kellogg Graduate School of Management.

     CARL J. JOHNSON joined Gum Tech in July 2001 as President and Chief Executive Officer and was elected to the Board of Directors subsequently. Mr. Johnson's professional experience spans twenty years in the product development, marketing, and sales arenas with several large pharmaceutical and consumer goods companies. Most recently, Mr. Johnson was Vice President, Commercial Development with Perrigo Company, a public company and leading manufacturer of OTC pharmaceutical and nutritional products for the store brand market. In that capacity he was responsible for the procurement of new products and technologies and contract manufacturing services with emphasis on Abbreviated New Drug Applications (ANDA) products. Mr. Johnson's experience also includes over 15 years with Johnson & Johnson, where he held a number of positions of increasing responsibility in marketing and sales, including responsibility for the national launch of the Acuvue(R) disposable contact lenses. Mr. Johnson also provided marketing leadership for a special Johnson & Johnson team that was selected to re-engineer sales, administrative and operational functions. Mr. Johnson earned a Master of Business Administration - Marketing from the Fairleigh Dickinson University and a Bachelor of Science in Economics from Wagner College.

     EDWARD J. WALSH was elected to the Board of Directors in September 2000. Mr. Walsh is currently the President of Sparta Group Ltd., a business consulting firm located in Arizona, and serves on multiple boards, including Guest Supply Inc., Nortrust of Arizona Holding Corporation, and the WD-40 Company. Mr. Walsh brings extensive experience in the consumer products market having served as President and Chief Executive officer of Dial Corporation and as President and Chief Executive Officer of Armour International. In addition, Mr. Walsh currently is a member of the Advisor Board of directors of the Universal Technical Institute and advisor to Brother to Brother International. Mr. Walsh holds a Master of Business Administration degree from New York University and is a graduate of Ions College in New York.

     WILLIAM A. YUAN has been a Director since 1998. Mr. Yuan is President and Chief Executive Officer of Reliance Management, LLC. From 1985 until 1996, Mr. Yuan was employed by Merrill Lynch and Salomon Smith Barney in various positions. Mr. Yuan earned a Bachelor of Science in Economics from Cornell University.

     MICHAEL A. ZEHER was  elected to the Board of  Directors  in  September  of
2000. Mr. Zeher is currently President and Chief Executive officer of Lander Company, Inc. - Ranir Corporation, responsible for the total worldwide operations and various business segments, including Ranir/DCP Corp. and International. Previously, Mr. Zeher was Vice President Business Development for Johnson & Johnson, responsible for the North American Consumer Sector business. He also held various sales and marketing positions with Johnson & Johnson over his 20-year employment with that company. Mr. Zeher earned a Bachelor of Science in Business Administration from Old Dominion University.

     WILLIAM J. HEMELT joined us in June 1998 as our Chief Financial Officer, Treasurer, and Secretary. The additional title of Executive Vice President, Operations was added in 2001. From 1980 to 1997, Mr. Hemelt held a variety of financial positions with Arizona Public Service Company, Arizona's largest utility, including 6 years as Treasurer and 4 years as Controller. Mr. Hemelt earned a Master of Business Administration and a Bachelor of Science in Electrical Engineering from Lehigh University.

     W.  Brown  Russell,  III  resigned  from the Board of  Directors  effective
September 28, 2000. Kenneth R. Waters resigned from the Board of Directors effective April 7, 2001. Gary S. Kehoe resigned from the Board of Directors effective July 19, 2001. William D. Boone resigned from the Board of Directors effective September 1, 2001.

MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2000, the Board of Directors held 16 meetings, either in person or by consent resolution. All Directors attended or participated in at least 75% of those meetings and the total number of meetings held by all committees of the Board on which they served.

AUDIT COMMITTEE

     The Audit Committee of the Board at the end of 2000 consisted of Edward Walsh (Chairman), Edward Faber and Ken Waters. Messrs. Walsh, Faber and Waters are independent directors. In accordance with its written Charter adopted by the Board of Directors, the functions of the Audit Committee are (i) to review and recommend for approval to the Board of Directors, the selection, compensation and discharge of the Company's independent auditors, (ii) to confirm and assure the independence of the Company's independent auditors, including a review of management consulting services and related fees provided by the independent auditor, (iii) to meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the Company's then current fiscal year and the audit procedures to be utilized, and at the conclusion of the audit, to review the audit and make appropriate comments and recommendations, (iv) to inquire of management and the Company's independent auditors about significant risks or exposures to the Company and assess the steps that management has taken to minimize these risks, (v) to review the financial statements contained in the Company's annual report to shareholders, determine that the independent auditors are satisfied with the disclosure and content of the financial statements and review any changes in accounting principles, and, if appropriate, to recommend the financial statements' approval to the Board of Directors, (vi) to meet with the independent auditors, without members of management present, to discuss the independent auditors' evaluation of the Company's financial and accounting systems and processes, including internal controls and the level of cooperation received by the independent auditors during the course of their audit, and (vii) to annually review the Audit Committee Charter and, if appropriate, recommend changes to the Board of Directors.

COMPENSATION COMMITTEE

     The Compensation Committee of the Board at the end of 2000 consisted of Edward Faber (Chairman), William Boone and William Yuan. The functions of the Compensation Committee are to review annually the performance of the President and of the other principal officers whose compensation is subject to the review and recommendation by the Compensation Committee. Additionally, the Compensation Committee reviews compensation of outside directors for service on the Board and for service on committees of the Board, and the level and extent of applicable benefits we provide with respect to insurance, health and medical coverage, stock options and other benefits. The Compensation Committee held one meeting during fiscal 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee was an officer or employee of Gum Tech or its subsidiary, Gel Tech, LLC, in the fiscal year ended December 31, 2000 or was formerly such an officer or employee. No member of the Compensation Committee had any relationship requiring disclosure in this section by Gum Tech under applicable securities regulations.

DIRECTOR COMPENSATION

     The Company's non-employee Directors receive $3,000 per quarter for service on the Board and $1,000 per quarter for service on any of the Company's committees or as Company representative on any board or management committee of the Company's joint ventures. In addition, the Chairman of the Board or any chairman of any committee receives an additional $500 per quarter for service in that capacity. Each Board member was granted 10,000 options upon his election to the Board.

     Mr. Faber was elected Chairman of the Board in April 2001. He will receive $5,000 per month as compensation for consulting services in a variety of operational areas and was granted 10,000 options upon his election as Chairman. This compensation is in lieu of the standard board compensation outlined above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exhange Act") requires Gum Tech's officers and directors, and persons who own more than ten percent of a registered class of Gum Tech's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). These officers, directors and shareholders are required by SEC regulation to furnish Gum Tech with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no forms were required for such persons, Gum Tech believes that during the fiscal year ended December 31, 2000, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

     The following table discloses, for the years ended December 31, 1998, 1999, and 2000, certain compensation paid to the Company's Chief Executive Officer, and to each other executive officer whose total compensation in 2000 exceeded $100,000. No other executive officer of the Company at December 31, 2000 earned more than $100,000 in annual compensation during the fiscal year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                                                          ---------------------------------
                                         ANNUAL COMPENSATION                      AWARDS            PAYOUTS
                              -----------------------------------------   -----------------------   -------
                                                                         RESTRICTED   SECURITIES
                                                           OTHER ANNUAL    STOCK      UNDERLYING     LTIP        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS     COMPENSATION   AWARD(S)   OPTIONS/SARS   PAYOUTS   COMPENSATION(1)
---------------------------   ----    ------     -----     ------------   --------   ------------   -------   ---------------
Gary S. Kehoe                 2000   $150,000   $     0        $   0          0           9,000       $ 0        $  4,500
President and Chief           1999   $132,292   $50,000        $   0          0          80,000       $ 0        $  3,965
Operating Officer             1998   $ 95,000   $30,000(2)     $   0          0         188,000(3)    $ 0        $  2,847

William J. Hemelt             2000   $100,000   $     0        $   0          0           9,000       $ 0        $  3,000
Executive Vice                1999   $100,000   $     0        $   0          0          24,000       $ 0        $  3,000
President and Chief           1998   $ 58,333   $     0        $   0          0          50,000       $ 0        $  1,750
Financial Officer

W. Brown Russell              2000   $100,000   $     0        $   0          0           9,000       $ 0        $215,962(4)
Former Chairman of            1999   $ 96,667   $     0        $   0          0          60,000       $ 0        $  2,821
the Board                     1998   $ 44,000   $     0        $   0          0          70,000       $ 0        $      0

----------
(1) Includes matching contributions under our SRA/IRA defined contribution program.
(2)  Includes $10,000 that was accrued in 1998 but paid in 1999.
(3) Represents options originally granted in prior years that were repriced in April 1998 to $5.625 per share, equal to the fair market value on the date of repricing. In accordance with SEC rules, these options are reported as options granted during the fiscal year 1998 as a result of the repricing.
(4) Includes the principal amount of and accrued interest on a loan to Mr. Russell that was forgiven in conjunction with his severance and consulting agreements.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants during the year ended December 31, 2000 to the named executive officers:

                      NUMBER OF        PERCENT OF
                      SECURITIES     TOTAL OPTIONS/     EXERCISE
                      UNDERLYING      SARS GRANTED        PRICE                   GRANT DATE
                     OPTIONS/SARS    TO EMPLOYEES IN      (PER      EXPIRATION     PRESENT
NAME                   GRANTED       FISCAL YEAR (1)      SHARE)       DATE        VALUE(1)
----                   -------       ---------------      ------       ----        --------
Gary S. Kehoe           9,000              17%           $13.125      7/27/03      $50,148
William J. Hemelt       9,000              17%           $13.125      7/27/03      $50,148
W. Brown Russell        9,000              17%           $13.125      7/27/03      $50,148

----------
(1) The grant date present values per option share were derived using the Black-Scholes option pricing model in accordance with SEC rules and regulations and are not intended to forecast future appreciation of our stock price. The options granted on July 27, 2000 had a grant date present value of $5.572 per option. The Black-Scholes model was used with the following assumptions: volatility of 69.96% based on a historical weekly average; dividend yield of 0%; risk-free interest of 6.31% based on a U.S. Treasury rate of three years; and a two year option life.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

     The following table provides information on the value realized by the exercise of options by the named executive officers during 2000 and the value of the named executive officer's unexercised options at December 31, 2000.

                                               NUMBER OF SECURITIES
                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                       SHARES                    OPTIONS/SARS AT           IN-THE-MONEY OPTIONS/
                      ACQUIRED                    FISCAL YEAR-END         SARS AT FISCAL YEAR-END
                         ON       VALUE     --------------------------   --------------------------
     NAME             EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABE   EXERCISABLE   UNEXERCISABE
     ----             --------   --------   -----------   ------------   -----------   ------------
Gary S. Kehoe          88,000    $698,696      66,500        22,500         $     0       $    0
William J. Hemelt       3,000    $ 54,291      54,000         8,000         $36,250       $    0
W. Brown Russell            0    $      0     116,500        12,500         $45,000       $    0

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management, discussed with the independent accountants the matters required to be discussed by Statements of Auditing Standards Nos. 61 and 90, received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and discussed with the independent accountants the independent accountants' independence. Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission. This information shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

                                        AUDIT COMMITTEE
                                        Edward J. Walsh
                                        Edward E. Faber
                                        Kenneth R. Waters

FEES PAID TO ANGELL & DEERING

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by Angell & Deering for fiscal year 2001:

     Audit Fees                                                    $54,740
     Financial Information System Design and Implementation        -------
     Other                                                          27,439
                                                                   -------
               Total                                               $82,179
                                                                   =======

The Audit Committee has considered whether the provision of the non-audit services listed as "Other" in the table above is compatible with maintaining the independence of Angell & Deering.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is responsible for the establishment and oversight of the Company's Executive Compensation Program. This program is designed to meet the objectives of attracting, retaining and motivating executive employees and providing a balance of short term and long term incentives that can recognize individual contributions from an executive and the overall operating and financial results of the Company. The Committee intends to review executive compensation on a regular basis and to compare the competitiveness of the Company's executive compensation and corporate performance with other corporations comparable to the Company. The Committee believes that the significant equity interest in the Company held by the Company's management aligns the interests of the stockholders and management.

Through the programs adopted by the Company a significant portion of executive compensation is linked to individual and corporate performance and stock price appreciation. The basic elements of the Company's Executive Compensation Program consist primarily of base salary, potential for annual cash opportunities and stock options. The Committee believes that incentives play an important role in motivating executive performance and attempts to reward achievement of both short and long term goals. However, the emphasis on using stock options as a long term incentive is intended to insure a proper balance in the achievement of long term business objectives which ties a significant portion of the executive's compensation to factors which impact on the performance of the Company's stock. Compensation opportunities must be adequate to enable the Company to compete effectively in the labor market for qualified executives. The elements of the Executive Compensation Program are designed to meet these demands, and at the same time, encourage increases in shareholder value.

     Base salaries for executives are initially determined by evaluating the duties and responsibilities of the position to be held by the individual, the experience of the executive and the competitive marketplace for executive talent. Salaries for executives and other employees are reviewed periodically and may be set at higher levels if the Company concludes that it is appropriate in light of the particular individual's responsibilities, experience and performance. The Company's executives and other employees are eligible to receive annual cash awards or bonuses at the discretion of the Committee with the approval of the Board of Directors. In determining whether such discretionary awards should be made, the Committee considers corporate performance measured by financial and operating results including income, return on assets and management of expenses and costs.

     This report does not constitute "soliciting material" and is not deemed to be "filed" or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated.

                                        COMPENSATION COMMITTEE
                                        Edward E. Faber
                                        William D. Boone
                                        William Yuan

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information, as of September 11, 2001, with respect to the number of shares of our common stock beneficially owned by the named executive officers, by individual directors, by all directors and officers as a group, and by persons known by Gum Tech to beneficially own more than 5% of our outstanding common stock. The address of all persons (unless otherwise noted in the footnotes below) is in care of Gum Tech at 2375 East Camelback Road, Suite 500, Phoenix, Arizona 85016. The indicated percentages are based upon the number of shares of our common stock outstanding as of September 11, 2001, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of that date.

     NAME OF BENEFICIAL                    NUMBER OF     PERCENT OF COMMON
     OWNER AND ADDRESS                       SHARES         STOCK OWNED
     -----------------                       ------         -----------
     William D. Boone (1)                    78,200              *
     William C. Egan (2)                      5,000              *
     Edward E. Faber (3)                     17,500              *
     William J. Hemelt (4)                   59,000              *
     Carl J. Johnson                              0              *
     Gary S. Kehoe (5)                      242,900             2.6%
     W. Brown Russell, III (6)               69,000              *
     Edward J. Walsh (7)                      7,500              *
     William A. Yuan (8)                     20,071              *
     Michael A. Zeher (9)                     7,500              *
     All named individuals                  506,671             5.2%
       As a group (10 persons)

----------
* Represents less than 1% of the Company's outstanding common stock.

(1) Includes options to purchase 10,000 shares at $12.5625 and 5,000 shares at $13.3125.
(2)  Includes options to purchase 5,000 shares at $7.72.
(3) Includes options to purchase 7,500 shares at $14.3125 and 10,000 shares at $9.00.
(4) Includes options to purchase 20,000 shares at $11.75 and 9,000 shares at $13.3125.
(5) Includes options to purchase 70,000 shares at $11.75 per share, 10,000 shares at $12.5625 and 9,000 shares at $13.3125.
(6) Includes options to purchase 50,000 shares at $11.75, 10,000 shares at $12.5625 and 9,000 shares at $13.3125.
(7)  Includes options to purchase 7,500 shares at $14.3125.
(8) Includes options to purchase 10,000 shares at $12.5625 and 10,000 shares at $13.3125.
(9)  Includes options to purchase 7,500 shares at $16.125.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 2000, Gum Tech entered into a five-year consulting agreement with Mr. Kehoe, its then (and now former) President and Chief Operating Officer and member of its Board of Directors. The agreement was designed primarily to ensure continuation of Mr. Kehoe's research and development services, as required by Gum Tech's agreement with Swedish Match AB, in the event of termination of his employment with Gum Tech. The consulting agreement became effective on July 20, 2001 when Mr. Kehoe resigned as an officer and director of Gum Tech in connection with the completion of the Company's sale of substantially all of its gum assets to the Wm. Wrigley Jr. Company. As principal consideration for his services under the consulting agreement, Mr. Kehoe will be entitled to receive $12,500 per month and five percent (5%) of the net income realized by Gum Tech from its joint venture with Swedish Match.

     Separately, in December 2000, the Company agreed to loan Mr. Kehoe $150,000. The Company forgave the loan and accrued interest that was due upon the completion of the transaction with Wrigley in July 2001.

     In connection with Brown Russell's resignation from the Board in September 2000, the Company entered into severance and consulting agreements with Mr. Russell, who previously held the positions of Chairman of the Board and Director of Investor Relations and Legal. Pursuant to these agreements, Mr. Russell continues as a consultant to the Company through the end of September 2001 at a monthly rate of $8,333. In addition, the Company agreed to forgive repayment of an outstanding loan of $200,000 and accrued interest that was due in September 2000.

     Mr. Waters, a consultant to the Company since April 1998, was elected to the Board in November 2000 and resigned from the Board on April 10, 2001. Mr. Waters was paid $10,000 per month during the period he served on the Board pertaining to his consulting services. This compensation was in lieu of any compensation that would have been due him for service on the Board. Mr. Waters was also granted options in conjunction with his consulting and board service.

                                 PROPOSAL NO. 2
                            2001 STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors has adopted a new stock plan entitled the "Gum Tech International, Inc. 2001 Stock Incentive Plan" (the "Plan") for members of the Board, members of the Company's scientific advisory board, employees, officers, and executives of, and consultants providing services to, the Company. The Plan will become effective when the Plan is approved by the Company's shareholders ("Effective Date").

     The Board of Directors believes that the Plan will promote the success, and enhance the value, of the Company by linking the personal interest of participants to those of Company shareholders and by providing participants with an incentive for outstanding performance.

     The Plan provides for the granting of stock options, both incentive stock options and nonqualified stock options, restricted stock, and performance-based awards to eligible individuals. The summary of the principal provisions of the Plan is set forth below. The summary is qualified by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

ADMINISTRATION

     The Plan shall be administered by a committee of the Board. The committee will consist of at least two directors each of whom qualifies as a non-employee director and an "outside director" under Section 162(m) of the Internal Revenue Code, as amended and the regulations thereunder (the "Committee").

     The Committee will have the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Committee will not have the authority to waive any performance restrictions with respect to any performance-based awards.

ELIGIBILITY

     Persons eligible to participate in the Plan include all members of the Board and the scientific advisory board, employees, officers, and executives of, and consultants providing services to, the Company and its subsidiaries, as determined by the Committee. As of August 27, 2001, there were approximately 9 members of the Board and the scientific advisory board and officers and executives of the Company and its subsidiaries.

LIMITATION ON AWARDS AND SHARES AVAILABLE

     An aggregate of 1,000,000 shares of our common stock is available for grant under the Plan. The maximum number of shares of common stock that may be subject to one or more awards to a participant under the Plan during any calendar year is 300,000. The maximum number of shares of common stock payable in the form of performance-based awards to any one participant for a performance period is 300,000 shares.

AWARDS

     The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, or performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals under the Plan.

     Stock options may be granted under the Plan, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options. The option exercise price of all stock options granted under the Plan shall not be less than 100% of the fair market value of the Stock on the date of grant. Stock options may be exercised as determined by the Committee, but in no event after the tenth anniversary date of grant, provided that a nonqualified stock option may be exercised up to 12 months after the optionee's death.

     Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent or by tendering previously acquired shares of Stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for at least six months prior to tender). The Committee may also allow a broker assisted cashless exercise or by any other means that the Committee determines to be consistent with the purpose of the Plan and as permitted under applicable law.

     As discussed above, restricted stock may be granted under the Plan. A restricted stock award is the grant of shares of common stock at a price determined by the Committee (including zero), that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

     Grants of performance-based awards under the Plan enable the Committee to treat restricted stock awards granted under the Plan as "performance-based compensation" under Section 162(m) of the Code and preserve the deductibility of these awards for federal income tax purposes. Because Section 162(m) of the Code only applies to those employees who are "covered employees," as defined in
Section 162(m) of the Code, only individuals who are, or could be, covered employees are eligible to receive performance-based awards.

     Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: pre- or after- tax net earnings, sales or revenue, operating earnings, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, gross or net profit margin, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for that period.

AMENDMENT AND TERMINATION

     The Committee, subject to approval of the Board, may terminate, amend, or modify the Plan at any time; provided, however, that shareholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule.

     In no event may an award be granted under the Plan on or after the tenth anniversary of the date the shareholders approve the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     A participant receiving incentive stock options, nonqualified stock options, restricted stock, or performance-based awards will not recognize taxable income at the time of grant. At the time the nonqualified stock option is exercised, or the restrictions lapse on restricted stock, as the case may be, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for such award and fair market value of the Stock or amount received on the date of exercise, or lapse of restriction. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

     If applicable holding period requirements are met, a participant granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is a tax preference item potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Internal Revenue Code for incentive stock options and the tax consequences described for nonqualified stock options will generally apply.

NEW PLAN BENEFITS

     No awards will be granted under the Plan until it is approved by the Company's shareholders. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Plan or the benefits that would have been received by such participants if the Plan had been in effect in the year ended December 31, 2001.

VOTE REQUIRED

     Adoption of the Plan requires approval by holders of a majority of the outstanding shares of our common stock who are present, or represented by valid proxy, and entitled to vote at the Annual Meeting.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE "FOR" APPROVAL OF PROPOSAL 2.

                                PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return on our common stock, based on its market price, with the cumulative total shareholder return of the Nasdaq Stock Market Index and the Russell 2000 Growth Index. The comparisons utilize an investment of $100 on April 30, 1996, the last date of the month in which our common stock first started trading on the Nasdaq National Market.

                                     [GRAPH]

                                PERFORMANCE TABLE

                  Gum Tech                  NASDAQ           Russell 2000 Growth
                  --------                  ------           -------------------
04/30/96           100.00                   100.00                 100.00
12/31/96            89.09                   108.54                  97.37
12/31/97            98.18                   133.00                 109.51
12/31/98           111.83                   187.41                 110.38
12/31/99           232.17                   338.58                 157.31
12/29/00            98.18                   209.66                 121.64

The Nasdaq Stock Market Index comprises all domestic shares traded on the Nasdaq National Market and the Nasdaq SmallCap Market, excluding preferreds, rights and warrants. The Russell 2000 Growth Index is a growth industry index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index with the highest, proportionately weighted, growth characteristics including higher price-to-book ratios and forecasted growth values.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accounting firm utilized by Gum Tech during the fiscal year ended December 31, 2000, was Angell & Deering (the "Auditors"). We presently contemplate that the Auditors will be retained as our principal accounting firm throughout the fiscal year ending December 31, 2001. We anticipate that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the Auditors will be afforded an opportunity to make a statement if the Auditors so desire.

                            PROPOSALS BY SHAREHOLDERS

     Any shareholder desiring to have a proposal included in our proxy statement for our 2002 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of
1934) to our principal executive offices not later than December 31, 2001.

                                  OTHER MATTERS

     Our Board of Directors is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy on such matters in accordance with their judgment.

                                  ANNUAL REPORT

     A copy of our 2000 Annual Report to Shareholders which includes our financial statements for the fiscal year ended December 31, 2000, was mailed with this Notice and Proxy Statement on or about October 19, 2001 to all shareholders of record on October 5, 2001. We will provide our complete Annual Report on Form 10-K at no charge to any requesting person.


                                        GUM TECH INTERNATIONAL, INC.


                                        William J. Hemelt
                                        Secretary


Phoenix, Arizona
October 16, 2000

                                   APPENDIX A


                           GUMTECH INTERNATIONAL, INC.
                          2001 LONG-TERM INCENTIVE PLAN

ARTICLE 1 PURPOSE

     1.1 GENERAL. The purpose of the Gumtech International, Inc. 2001 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Gumtech International, Inc.(the "Company") by linking the personal interests of its key employees, non-employee directors, scientific advisory board members, and consultants of the Company to those of Company stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company. The Company also intends that the Plan will provide it with the flexibility to motivate, attract, and retain the services of these individuals upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2 EFFECTIVE AND EXPIRATION DATES

     2.1 EFFECTIVE DATE. The Plan is effective as of date the Plan is approved by the Company's shareholders (the "Effective Date").

     2.2 EXPIRATION DATE. The Plan will expire on, and no Award may be granted under the Plan after the tenth anniversary of the Effective Date.

ARTICLE 3 DEFINITIONS AND CONSTRUCTION.

     3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases will have the following meanings:

          "Award" means any Option, Restricted Stock Award, or Performance-Based Award granted to a Participant under the Plan.

          "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the committee of the Board described in Article 4.

          "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

          "Disability" means a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's employer's long-term disability plan, or if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall mean permanent and total disability for purposes of Social Security.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Fair Market Value" means, as of any given date, the fair market value of stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date will be the closing price for the Stock as reported on the NASDAQ (or on any national securities exchange on which the Stock is then listed) for that date or, if no price is reported for that date, the closing price on the next preceding date for which such price was reported.

          "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Non-Employee Director" means a member of the Company's Board who is not a common-law employee of the Company. For purposes of Section 4.1, a
Non-Employee Director means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

          "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

          "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option granted under Article 7 of the Plan may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          "Participant" means a person who, as a key employee, Non-Employee Director, scientific advisory board member, or consultant of the Company or any Subsidiary, has been granted an Award under the Plan.

          "Performance-Based Awards" means the Performance Share Awards and Restricted Stock Awards granted to selected Covered Employees pursuant to
Article  8, but which are  subject  to the  terms  and  conditions  set forth in
Article 9. All Performance-Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

          "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net operating income before taxes and extraordinary charges against income; pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee will, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

          "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

          "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

          "Plan" means the Gumtech International, Inc. 2001 Long-Term Incentive Plan, as amended from time to time.

          "Restricted  Stock Award" means Stock granted to a  Participant  under
Article 10 that is subject to certain restrictions and to risk of forfeiture.

          "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

          "Subsidiary" means any corporation of which the Company beneficially owns (directly or directly) a majority of the outstanding voting stock or voting power.

ARTICLE 4 ADMINISTRATION

     4.1 COMMITTEE. The Plan will be administered by the Board or a Committee appointed by, and which serves at the discretion of, the Board. If the Board appoints a Committee, the Committee will consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations issued thereunder. Reference to the Committee will refer to the Board if the Board does not appoint a Committee.

     4.2 ACTION BY THE COMMITTEE. A majority of the Committee will constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting will be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority, and discretion to:

          Designate Participants to receive Awards;

          Determine the type or types of Awards to be granted to each Participant;

          Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee will not have the authority to accelerate the vesting, or waive the forfeiture, of any Performance-Based Awards;

          Amend, modify, or terminate any outstanding Award, with the Participant's consent unless the Committee has the authority to amend, modify or terminate an Award without the Participant's consent under any other provision of the Plan.

          Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          Decide all other matters that must be determined in connection with an Award;

          Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

          Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

     4.4 DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 5 SHARES SUBJECT TO THE PLAN

     5.1 NUMBER OF SHARES. Subject to adjustment provided in Section 11.1, the aggregate number of shares of Stock reserved and available for grant under the Plan is 1,000,000.

     5.2 LAPSED AWARDS. To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4 LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 11.1, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant who is a Covered Employee during the Company's fiscal year is 300,000.

ARTICLE 6 ELIGIBILITY AND PARTICIPATION

     6.1 ELIGIBILITY.

          GENERAL. Persons eligible to participate in this Plan include all key employees, and non-employee directors of, scientific advisory board members, and consultants performing services for, the Company or a Subsidiary, as determined by the Committee, including such individuals who are also members of the Board.

          FOREIGN PARTICIPANTS. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions will increase the number of shares of Stock available under Section 5.1 of the Plan.

          ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards will be granted and will determine the nature and amount of each Award. No individual will have any right to be granted an Award under this Plan.

ARTICLE 7 STOCK OPTIONS

     7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          EXERCISE PRICE. The exercise price per share of Stock under an Option will be determined by the Committee and set forth in the Award Agreement; provided, however, that the exercise price for any Option may not be less than the Fair Market Value as of the date of grant.

          TIME AND CONDITIONS OF EXERCISE. The Committee will determine the time or times at which an Option may be exercised in whole or in part. The Committee may also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          LAPSE  OF  OPTION.   An  Option   will  lapse   under  the   following
circumstances:

          The Option will lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

          The Option will lapse upon termination of employment for any reason other than the Participant's death or Disability, unless the Committee (at the time of grant or thereafter) determines in its discretion to extend the exercise period for a period of time after the Participant terminates employment (not to exceed the Option's expiration date). To the extent that any portion of an Incentive Stock Option is exercised more than 90 days after the date the

Participant ceases to be an employee of the Company for reason (other than death or Disability), the exercise of such portion will be considered the exercise of a Non-Qualified Stock Option; and

          If the Participant terminates employment on account of Disability or death before the Option lapses pursuant to paragraph (1) or (2) above, the Option will lapse on the earlier of (i) the Option's expiration date, or (ii) three years after the date the Participant terminates employment on account of Disability or death. Upon the Participant's Disability or death, any Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant fails to make testamentary disposition or dies intestate, by the person or persons entitled to receive the Option under the applicable laws of descent and distribution. To the extent that any portion of an Incentive Stock Option is exercised more than 12 months after the date the Participant ceases to be an employee of the Company on account of Disability, the exercise of such portion will be considered the exercise of a Non-Qualified Stock Option.

          PAYMENT. The Committee will determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock that has been held by the Participant for at least six months (through actual tender or by attestation), or other property (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of Stock will be delivered or deemed to be delivered to a Participant.

          EVIDENCE OF GRANT. All Options will be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement will include such additional provisions as may be specified by the Committee.

     7.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options will be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules.

          EXERCISE PRICE. The exercise price per share of Stock will be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

          EXERCISE. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

          INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by
Section 422(d) of the Code, or any successor provision. To the extent that for any reason Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess will be considered Non-Qualified Stock Options.

          TEN PERCENT OWNERS. An Incentive Stock Option will be granted to any individual who, at the date of grant, owns Stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

          RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 8 RESTRICTED STOCK AWARDS

     8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock will be evidenced by a Restricted Stock Award Agreement.

     8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period for any reason (other than death or Disability), Restricted Stock that is at that time subject to restrictions will be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     8.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee will determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 9 PERFORMANCE-BASED AWARDS

     9.1 PURPOSE. The purpose of this Article 9 is to provide the Committee the ability to qualify the Restricted Stock Awards under Article 8 as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 will control over any contrary provision contained in Article 8.

     9.2 APPLICABILITY. This Article 9 will apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Restricted Stock Awards or Performance Share Awards to Covered Employees that do not satisfy the requirements of this
Article 9. The designation of a Covered Employee as a Participant for a Performance Period will not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period will not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant will not require designation of any other Covered Employees as a Participant in such period or in any other period.

     9.3 DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS. With regard to a particular Performance Period, the Committee will have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit thereof.

     9.4 PAYMENT OF PERFORMANCE AWARDS. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company or a Subsidiary on the last day of the Performance Period to be eligible for a Performance Award for such Performance Period. Furthermore, a Participant will be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

     9.5 MAXIMUM AWARD PAYABLE. The maximum Performance-Based Award payable to any one Participant under the Plan for a Performance Period is 300,000 shares of Stock, or in the event the Performance-Based Award is paid in cash, such maximum Performance-Based Award will be determined by multiplying 300,000 by the Fair Market Value of one share of Stock as of the date of grant of the Performance-Based Award.

ARTICLE 10 PROVISIONS APPLICABLE TO AWARDS

     10.1 STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     10.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 10.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     10.3 TERM OF AWARD. The term of each Award will be for the period as determined by the Committee, provided that in no event will the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

     10.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock that has been held by the Participant for at least six months, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     10.5 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or will be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award will be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

     10.6 BENEFICIARIES. Notwithstanding Section 10.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award will not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment will be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     10.7 STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

ARTICLE 11 CHANGES IN CAPITAL STRUCTURE

     11.1 GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) will be increased proportionately without any change in the aggregate purchase price therefor. If the Stock is changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there will be substituted for each such share of Stock then subject to each Award the number and class of shares of Stock into which each outstanding share of Stock is exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

ARTICLE 12 AMENDMENT, MODIFICATION AND TERMINATION

     12.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company will obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required or as the Committee deems necessary.

     12.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan will adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant.

ARTICLE 13 GENERAL PROVISIONS

     13.1 NO RIGHTS TO AWARDS. No Participant , employee, or other person will have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

     13.2 NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     13.3 WITHHOLDING. The Company or any Subsidiary will have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local income or employment taxes required by law to be withheld with respect to any taxable event arising as a result of this Plan.

     13.4 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

     13.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement will give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     13.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board will be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     13.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

     13.8 EXPENSES. The expenses of administering the Plan will be paid by the Company and its Subsidiaries.

     13.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, will control.

     13.10 FRACTIONAL SHARES. No fractional shares of stock will be issued and the Committee will determine, in its discretion, whether cash will be given in lieu of fractional shares or whether such fractional shares will be eliminated by rounding up or down as appropriate.

     13.11 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be void to the extent permitted by law and voidable as deemed advisable by the Committee.

     13.12 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise will be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company will be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     13.13 GOVERNING LAW. The Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Arizona.

                          GUM TECH INTERNATIONAL, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints CARL J. JOHNSON and WILLIAM
J. HEMELT with full power of substitution, the true and lawful attorney and proxy of the undersigned, to attend the Annual Meeting of the Shareholders of GUM TECH INTERNATIONAL, INC. (the "Company") to be held at the The Ritz-Carlton Phoenix Hotel, 2401 East Camelback Road, Phoenix, Arizona, on November 13, 2001 at 10:00 a.m., local time, and any adjournment thereof, and to vote the shares of common stock of the Company standing in the name of the undersigned, as directed below, with all the powers the undersigned would possess if personally present at the meeting.
0
     Proposal No. 1: To elect six directors to the Company's Board to serve for the next year or until their successors are elected.


     Nominees:   EDWARD E. FABER,  WILLIAM C. EGAN,  CARL J. JOHNSON,  EDWARD J.
                 WALSH, WILLIAM A. YUAN AND MICHAEL A. ZEHER


     ________ VOTE for all nominees except those whose names are written on the line provided below (if any).

     ____________________________________________


     ________    VOTE WITHHELD on all nominees


     Proposal No. 2: To approve the adoption of the Gum Tech International, Inc. 2001 Employee Stock Incentive Plan.

     ________    VOTE for adoption.

     ________    VOTE against adoption.

     ________    VOTE WITHHELD on proposal.


     PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.


This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting, in accordance with the discretion of the proxies.


     DATED: ____________________, 2001

                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Signature)

                                        When signing as executor, administrator,
                                        attorney,  trustee or  guardian,  please
                                        give   full   title   as   such.   If  a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person. If a joint tenancy, please have both joint tenants sign.